UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 27, 2008
Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

On October 27, 2008, Gramercy Capital Corp. (the “Company”) entered into a Second Amended and Restated Management Agreement (the “Second Amended Management Agreement”) with GKK Capital LP (the “Operating Partnership”) and GKK Manager LLC (the “Manager”).  The Company is the sole general partner of, and the holder of 100% of the Class A units of, the Operating Partnership and conducts substantially all of its operations through the Operating Partnership.  The Company is externally managed and advised by the Manager, a majority-owned subsidiary of SL Green Realty Corp. (“SLG”).  SLG owns approximately 15.8% of the outstanding shares of the Company’s common stock (the “Common Stock”).

The Second Amended Management Agreement generally contains the same terms and conditions as the Amended and Restated Management Agreement, dated as of April 19, 2006, except for the following  material changes: (i) reduces the annual base management fee payable by the Company to the Manager to 1.50% of the Company’s stockholders’ equity; (ii) reduces the termination fee to an amount equal to the management fee earned by the Manager during the 12-month period immediately preceding the effective date of the termination; and (iii) provides that all management, service and similar fees relating to the Company’s collateralized debt obligations that the Manager is entitled to receive shall be remitted by the Manager to the Company for any period from and after July 1, 2008.  The foregoing description of the Second Amended Management Agreement is qualified in its entirety by reference to the text of the Second Amended Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On October 27, 2008, the Company, the Operating Partnership, SL Green Operating Partnership, L.P. (“SLGOP”) and SLG (SLG and together with SLGOP, “SL Green”) entered into a services agreement (the “Services Agreement”) pursuant to which SL Green will provide consulting and other services to the Company.  SL Green will make Marc Holliday, Andrew Mathias and David Schonbraun available in connection with the provision of the services until the earliest of (i) September 30, 2009, (ii) the termination of the Second Amended Management Agreement or (iii) with respect to a particular executive, the termination of any such executive’s employment with SLG.  In consideration for the consulting services, the Company will pay a fee to SL Green of $200,000 per month, payable, at the Company’s option, in cash or, if permissible under applicable law or the requirements of the exchange on which the shares of the Common Stock trade, shares of Common Stock.  SL Green will also provide the Company with certain other services described in the Services Agreement for a fee of $100,000 per month in cash and for a period terminating at the earlier of (i) three months after the date of the Services Agreement, subject to a one-time 30-day extension, or (ii) the termination of the Second Amended Management Agreement.  The foregoing description of the Services Agreement is qualified in its entirety by reference to the text of the Services Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On October 27, 2008, the Company entered into a letter agreement (the “Letter Agreement”) with the Operating Partnership, SLGOP, the individual limited partners of the Operating Partnership party thereto and the Manager, pursuant to which the holders of the Class B Units of the Operating Partnership (the “Class B Units”) agreed to waive their respective rights to receive distributions payable on the Class B Units in respect of the period commencing July 1, 2008 and ending on December 31, 2008.  For all periods from and after January 1, 2009, the holders of the Class B Units shall continue to receive distributions from the Operating Partnership in accordance with the partnership agreement, except that the Company may, at its option, elect to assume directly and satisfy the right of the holders to receive distributions, if permissible under applicable law or the requirements of the exchange on which the shares of Common Stock trade, in shares of Common Stock.  In addition, the Letter Agreement provides that the Company will not amend certain provisions of its charter and bylaws related to indemnification of directors and officers in a manner that is adverse to SLGOP or any of the individuals party to the Letter Agreement, other than any amendments that would only apply to acts or omissions occurring after the date of such amendment.  The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Letter Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 1.02.      Termination of a Material Definitive Agreement.

On October 27, 2008, the Manager and SLG Gramercy Services LLC (the “Servicer”) entered into an agreement (the “Termination of Asset Servicing Agreement”), which was also acknowledged and agreed to by the Company, to terminate, effective as of September 30, 2008, the Amended and Restated Asset Servicing Agreement, dated as of April 19, 2006.  A copy of the Termination of Asset Servicing Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On October 27, 2008, the Manager and SLGOP entered into an agreement (the “Termination of Outsource Agreement”) to terminate, effective as of September 30, 2008, the Amended and Restated Outsource Agreement, dated as of April 19, 2006.  A copy of the Termination of Outsource Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Roger M. Cozzi as President and Chief Executive Officer

On October 27, 2008, the Board of Directors (the “Board”) of the Company appointed Roger M. Cozzi as Chief Executive Officer of the Company.  The Board also appointed Mr. Cozzi as President of the Company and agreed to nominate Mr. Cozzi for election to the Board at the next annual meeting of the stockholders of the Company at which a class of directors with a vacancy is up for election.  In connection with his appointment, the Company granted Mr. Cozzi 260,000 shares of restricted Common Stock, stock options to purchase 300,000 shares of Common Stock and 500,000 LTIP Units in the Operating Partnership (the “LTIP Units”).

The shares of restricted Common Stock granted to Mr. Cozzi are scheduled to vest as follows, subject to his continued employment with the Manager, through such date:  86,666 shares vest on December 31, 2009; 86,666 shares vest on December 31, 2010; and 86,668 shares vest on December 31, 2011.  However, the vesting of one-half of the shares scheduled to vest each year is further conditioned upon the attainment of specified performance-based vesting criteria.  The performance-based vesting each year is based on the Company’s achievement of any of the following performance hurdles during the prior year (or on a cumulative basis since 2008):  (i) 7.0% increase in the funds from operation per share, or FFO per share; (ii) 12.0% total return on each share of Common Stock measured from the closing stock price of the Common Stock on the New York Stock Exchange on October 29, 2008, during the fiscal year ending on the applicable Vesting Date (or, with respect to the December 31, 2009 Vesting Date, during the period from October 1, 2008 or October 29, 2008, as applicable, through December 31, 2009); or (iii) the total return to shareholders in the top third of the Company’s peer group, as determined by the Company’s Compensation Committee.

The stock options granted to Mr. Cozzi have an exercise price of $0.80 per share, which was the closing price of Common Stock on the New York Stock Exchange on October 27, 2008, and are scheduled to vest as follows, subject to Mr. Cozzi’s continued employment with the Manager through such date:  100,000 shares vest on December 31, 2009; 100,000 shares vest on December 31, 2010; and 100,000 shares vest on December 31, 2011.

The LTIP Units granted to Mr. Cozzi shall vest on December 31, 2011 (or, if earlier, upon the occurrence of a “Change-in-Control” at any time or the termination of Mr. Cozzi’s service as an officer of the Company within 12 months of December 31, 2011 due to either (i) termination by the Company of the Manager as external manager and advisor of the Company, (ii) termination without “Cause” by the Company, (iii) resignation by Mr. Cozzi because his employment with the Manager is terminated by the Manager without “Cause” or by Mr. Cozzi with “Good Reason” (as such terms are defined in Mr. Cozzi’s employment agreement with the Manager as in effect from time to time) or (iv) death or disability) if:  (a) Mr. Cozzi remains employed by the Company through such date; and (b) the market price of the Common Stock on such date is equal to or greater than $5.00 per share.  Any LTIP Units that do not vest on such date shall be forfeited.  LTIP Units are a class of limited partner interests in the Operating Partnership that are structured to qualify as “profits interests” for federal income tax purposes.  Accordingly, LTIP Units, initially, will not have full parity, on a per unit basis, with the Class A limited partner interests in the Operating Partnership with respect to liquidating distributions.  If a tax book-up event occurs, which generally includes the issuance of equity interests in the Company or the Operating Partnership and the occurrence of certain other events, at a time when the Operating Partnership’s assets have sufficiently appreciated, the LTIP Units will achieve full parity with the Class A limited partner interests.  To the extent the LTIP Units have achieved parity with the Class A limited partner interests, the LTIP Units may be converted, subject to the satisfaction of the applicable vesting conditions, on a one-for-one basis into Class A limited partner interests.  Prior to vesting, Mr. Cozzi is entitled to receive non-liquidating distributions with respect to the LTIP Units granted to him on a per unit basis equal to 10% of the regular dividends per share paid on the Common Stock.  Once the LTIP Units vest, Mr. Cozzi will be entitled to receive non-liquidating distributions with respect to the vested LTIP Units on a per unit basis equal to the dividends per share paid on the Common Stock.

In connection with Mr. Cozzi’s appointment, the Company and Mr. Cozzi also entered into a severance agreement on October 27, 2008 (the “Severance Agreement”) pursuant to which Mr. Cozzi will be entitled to receive certain benefits upon the termination of his employment with the Manager.  Pursuant to the Severance Agreement, if Mr. Cozzi’s employment with the Manager is terminated by the Manager without “Cause” or by Mr. Cozzi with “Good Reason” (as such terms are defined in Mr. Cozzi’s employment agreement with the Manager as in effect from time to time), Mr. Cozzi will be credited with 12 months of additional vesting under all equity awards granted to him by the Company, other than the LTIP Units granted in connection with the Severance Agreement.  In addition, if Mr. Cozzi’s employment with the Manager is terminated due to his death or disability, he will be credited with 12 months of additional vesting under all equity awards granted to him by the Company, other than the LTIP Units granted in connection with the Severance Agreement.  The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Severance Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Prior to joining the Company, since March 2008, Mr. Cozzi worked as a consultant.  From March 2007 to February 2008, Mr. Cozzi was a Managing Director of Fortress Investment Group, LLC, a hedge fund.  Prior to working at Fortress Investment Group, Mr. Cozzi had served as Executive Vice President - Investments and Chief Investment Officer of iStar Financial, Inc., a publicly traded real estate investment trust focused on the financing of commercial real estate.  At iStar Financial, Mr. Cozzi served as Chief Investment Officer from January 2006 to February 2007, Executive Vice President - Investments from January 2002 through February 2007 and as a Senior Vice President - Investments from 1998 to January 2002.  While at iStar Financial, Mr. Cozzi was responsible for the origination of structured financing transactions, and he has successfully closed over $3 billion of first mortgage, mezzanine and corporate finance investments.  From 1995 to 1998, Mr. Cozzi was an investment officer of Starwood Mezzanine Investors, L.P. and Starwood Opportunity Fund IV, two private investment funds that specialized in structured real estate finance and opportunistic equity investments.  Prior to joining Starwood, Mr. Cozzi spent three years at Goldman, Sachs & Co.  While at Goldman Sachs, he spent two years in the real estate department, where he focused on securitizing and selling investment grade and non-investment grade securities backed by pools of commercial mortgages, evaluating performing commercial mortgage loans for potential principal investment by the Whitehall funds and consulting large corporate tenants on lease alternatives.  After two years in real estate, Mr. Cozzi transferred into the investment management group, where he worked on several merger transactions, created a conduit to lend directly to mutual funds and helped create a vehicle to securitize 12b-1 financing fees.  Mr. Cozzi earned a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1992.  Mr. Cozzi is 38 years old.

Resignations of Marc Holliday, Andrew Mathias and Gregory F. Hughes

The following officers of the Company resigned effective as of October 27, 2008: Marc Holliday, Chief Executive Officer; Andrew Mathias, Chief Investment Officer; and Gregory F. Hughes, Chief Credit Officer.  Mr. Holliday also resigned as President of the Company effective as of October 28, 2008.  Mr. Holliday and Mr. Mathias will remain as consultants to the Company through the earliest of (i) September 30, 2009, (ii) the termination of the Second Amended Management Agreement or (iii) the termination of their respective employment with SLG.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Management Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP and GKK Manager LLC.
10.2	Services Agreement, dated as of October 27, 2008, by and among GKK Capital LP, Gramercy Capital Corp., SL Green Operating Partnership, L.P. and SL Green Realty Corp.
10.3

Letter Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP, SL Green Operating Partnership, L.P., the individual limited partners of GKK Capital LP party thereto and GKK Manager LLC.

10.4

Termination of Amended and Restated Asset Servicing Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SLG Gramercy Services LLC, and acknowledged and agreed to by Gramercy Capital Corp.

10.5	Termination of Amended and Restated Outsource Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SL Green Operating Partnership, L.P.
10.6	Severance Agreement, dated as of October 27, 2008, by and between Gramercy Capital Corp. and Roger M. Cozzi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2008

GRAMERCY CAPITAL CORP.

By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Second Amended and Restated Management Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP and GKK Manager LLC.
10.2	Services Agreement, dated as of October 27, 2008, by and among GKK Capital LP, Gramercy Capital Corp., SL Green Operating Partnership, L.P. and SL Green Realty Corp.
10.3

Letter Agreement, dated as of October 27, 2008, by and among Gramercy Capital Corp., GKK Capital LP, SL Green Operating Partnership, L.P., the individual limited partners of GKK Capital LP party thereto and GKK Manager LLC.

10.4

Termination of Amended and Restated Asset Servicing Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SLG Gramercy Services LLC, and acknowledged and agreed to by Gramercy Capital Corp.

10.5	Termination of Amended and Restated Outsource Agreement, dated as of October 27, 2008, by and between GKK Manager LLC and SL Green Operating Partnership, L.P.
10.6	Severance Agreement, dated as of October 27, 2008, by and between Gramercy Capital Corp. and Roger M. Cozzi.